SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                                  CIMNET, INC.
                ------------------------------------------------
                (Name of Registrant As Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.



1)       Title of each class of securities to which transaction applies:

                  N/A
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2)       Aggregate number of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                  N/A
         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

                  N/A
         -----------------------------------------------------------------------

----------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1)  Amount Previously Paid:
                           N/A
                  --------------------------------------------------------------

                  2)  Form, Schedule or Registration Statement No.:
                           N/A
                  --------------------------------------------------------------

                  3)  Filing Party:
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                  4)  Date Filed:
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

                                  CIMNET, INC.
                              946 WEST PENN AVENUE
                               ROBESONIA, PA 19551
                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 31, 2001
                    ----------------------------------------

TO THE STOCKHOLDERS OF CIMNET, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Cimnet, Inc., a Delaware corporation (the "Company"), will be held on May 31, 2001, at the Harmonie Club located at 4 East 60th Street, New York, New York at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

         1. To elect three (3) directors to the Board of the Company for a one (1) year term;

         2. To approve an amendment to the Company's 1999 Stock Plan to increase the maximum number of shares of the Company's common stock subject to the plan from 1,000,000 shares to 1,300,000 shares;

         3. To ratify the appointment of Grant Thornton LLP as independent accountants of the Company for fiscal year 2001; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All Stockholders are cordially invited to attend the Annual Meeting. Only those Stockholders of record at the close of business on April 26, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Meeting.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ JOHN D. RICHARDSON
                                      ---------------------------------------
May 1, 2001                           John D. Richardson,
                                      Chairman of the Board and
                                      Chief Executive Officer



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 2 BROADWAY, NEW YORK, NEW YORK 10004.

                                  CIMNET, INC.
                              946 WEST PENN AVENUE
                               ROBESONIA, PA 19551

                                 PROXY STATEMENT


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cimnet, Inc., a Delaware corporation, for use at the annual meeting of the Company's stockholders to be held at the Harmonie Club located at 3 East 60th Street, New York, New York on May 31, 2001 at 10:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting"). The term "Company" when used in this Proxy Statement shall refer to the Company and its subsidiary.

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect three (3) directors to the Board of Directors of the Company for a one (1) year term, (ii) to approve an amendment to the Company's 1999 Stock Plan to increase the maximum number of shares of Company's Common Stock subject to the plan from 1,000,000 shares to 1,300,000 shares,
(iii) to ratify the appointment of Grant Thornton as independent accountants of the Company for fiscal year 2001, and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS. Only holders of record of common stock, $.0001 par value (the "Common Stock"), of the Company at the close of business on April 26, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 946 West Penn Avenue, Robesonia, PA 19551 and its telephone number is (610) 693-3114. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is May 1, 2001. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, including audited financial statements, are being sent to stockholders together with this Proxy Statement and are incorporated herein by reference.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         As of the Record Date, there were outstanding 6,123,131 shares of Common Stock held by approximately 105 holders of record and 133 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as a Director named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to such Proposal. The approval of the amendment to the Company's 1999 Stock Plan described in Proposal 2 and the ratification of the appointment of Grant Thornton LLP as independent accountants of the Company for fiscal year 2001 described in Proposal 3 must be approved by the affirmative vote of the holders of a majority of the total votes cast on such proposal in person or by proxy. Abstentions and broker non-votes will have no effect with respect to any of the Proposals. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1,2 and 3. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

         None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a Stockholder to dissent and obtain the appraisal of or payment for such Stockholder's shares.

                                  PROPOSAL ONE

TO ELECT THREE DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

         Under the By-Laws of the Company (the "By-Laws"), the Board of Directors of the Company is required to be comprised of a minimum of one (1) director, subject to which limitation the number of directors may be fixed from time to time by action of the stockholders or of the directors, with all directors elected by the stockholders each year at the annual stockholders meeting. The Company's board presently consists of three (3) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

         The Board has nominated three (3) candidates to serve as directors all of whom are currently directors. The names and biographical summaries of the three (3) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The Proxies will be voted for the election of the three (3) nominees listed below as directors of the Company unless otherwise specified on the form provided. The vote of a majority of the capital stock, present and constituting a quorum at the Annual Meeting, will be necessary to elect the directors listed below. If, for any reasons, any of the nominees shall be unable or unwilling to serve, the Proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

BIOGRAPHICAL SUMMARIES OF NOMINEES FOR THE BOARD OF DIRECTORS

         JOHN D. RICHARDSON. Mr. Richardson has been the Chairman of the Board, Chief Executive Officer and Chief Accounting Officer of our Company since March 2, 1999 and our predecessor corporation, J.N.L. Industries, Inc., since its inception. Mr. Richardson was a computer programmer at Rockwell International Corporation from 1980 to 1982, where he programmed machine tools for the manufacture of printing presses. In 1982, he joined the cutting tool division of Sandvik Corporation during which time he served as a regional sales manager for the company's Pennsylvania territory. In 1984, he left Sandvik to form J.N.L. Industries and has served as its Chief Executive Officer and Chairman of the Board since that time.

         DAVID BIRK. Mr. Birk has been a director of our Company since January 1998. Mr. Birk is the sole stockholder and President of ManSoft, a software distribution company in the southwestern United States. ManSoft is a significant regional distributor of Cimnet's product. From 1986 through 1994, Mr. Birk was a Regional Sales Manager of Intercim (and its predecessors), a software developer of manufacturing execution systems.

         WILLIAM NYMAN. Mr. Nyman has been a director of the Company since October 1999 and has been the Company's Vice President of Integration Services since 1997. Previously, Mr. Nyman served as the Company's Manager of Technical Services since 1990.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. RICHARDSON, BIRK AND NYMAN. UNLESS OTHERWISE INSTRUCTED OR UNLESS AUTHORITY TO VOTE IS WITHHELD, THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES.

DIRECTOR COMPENSATION

         Directors who are also employees of the Company are not paid any fees or other remuneration, for service on the Board or any of its Committees. During 2000, each non-employee director received options to purchase 10,000 shares of the Company's common stock. In addition, non-employee directors are reimbursed by the Company for all expenses related to attending meetings.

         The Board of Directors did not meet during the fiscal year ended December 31, 2000.

AUDITING FEES

         For the year ended December 31, 2000, the Company incurred professional fees to its independent accountants in the amount of $61,640, of which $41,640 related to auditing service, and $20,000 related to all other services. Approximately 67.6% of the total dollars were spent on the engagement related to audit the Company's financial statements for the year ended December 31, 2000. The Board of Directors has considered whether the non-audit services provided by the Company's independent accountants in connection with the year ended December 31, 2000 were compatible with the accountant's independence and concluded that the accountants maintained their independence.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

DIRECTORS AND EXECUTIVE OFFICERS

         Certain information concerning the directors and executive officers of the Company is set forth below:


NAME                      AGE         POSITION(S) WITH CIMNET
John D. Richardson        42          Chairman of the Board, Chief Executive
                                      Officer and Chief Accounting Officer
David Birk                60          Director and Secretary
William Nyman             37          Director and Vice President of Integration
                                      Services
Keith Frantz              44          Vice President-Development
Ian Stone                 40          Executive Vice President
Tony Crouch               40          Director of MES Software Development
-----------------

         See "Biographical Summaries of Nominees for the Board of Directors" for biographical summaries of Messrs. Richardson, Birk and Nyman.

         KEITH FRANTZ. Mr. Frantz joined the Company in 1989 and has served as its Vice President of Development since 1992. Previously he was a senior engineer at Leder Communications, Inc.

         IAN STONE. Ian Stone has been the Company's Executive Vice President since April 2000. From 1991 until April 2000, Mr. Stone was the Managing Director of Realtime Information Systems Pty Ltd.

         TONY CROUCH. Tony Crouch has been the Company's Director of MES Software Development since April 2000. From 1991 until April 2000, Mr. Crouch was the Technical Director and Software Development Manager of Realtime Information Systems Pty Ltd.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following table sets forth for each of the last three fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998 the remuneration paid by the Company to its Chief Executive Officer and all other executive officers who received in excess of $100,000 in annual salary bonus from such fiscal years.

                           SUMMARY COMPENSATION TABLE


                                               ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                            -------------------------        -------------------------------
NAME AND                       FISCAL                                        OTHER ANNUAL
PRINCIPAL POSITION             YEAR         SALARY($)        BONUS($)        COMPENSATION            OPTIONS
------------------             ----         ---------        --------        ------------            -------
John D. Richardson, CEO        2000         $200,000         $ 1,040             $3,197                   -0-

                               1999         $200,000         $    -0-            $1,903

                               1998         $228,999         $11,073             $   -0-                  -0-

Joseph Vinhais,(1) President   1998         $122,549         $ 7,000             $   -0-             350,000(2)

-----------------
(1)      Mr. Vinhais resigned from Cimnet effective May 6, 1999.
(2)      Such Options expired unexercised as of August 5, 1999.

         During the last fiscal year, neither the Company's Chief Executive Officer nor the other executive officers named in the above Summary Compensation Table were granted or exercised any options.

1999 STOCK PLAN

         As of April 15, 1999, the Board of Directors of the Company, adopted the 1999 Stock Plan (the "1999 Plan"), subject to approval of the Company's stockholders. The stockholders approved the 1999 Plan at a meeting of stockholders held on June 8, 1999. The purpose of the 1999 Plan provides a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. The 1999 Plan provides even greater flexibility to the Company's compensation methods, after giving due consideration to competitive conditions and the impact of federal tax laws. Except for a total of 970,000 options issued to employees and consultants at exercise prices ranging from $.05 to $2.00 per share, no options or other awards have been granted under the 1999 Plan. See "Proposal Two - Amendment of the 1999 Stock Plan".

EMPLOYMENT AGREEMENTS

         As of April 14, 2000, the Company entered into an employment agreement with Ian Stone, pursuant to which Mr. Stone has agreed to serve as the Company's Executive Vice President for a period of three (3) years. Mr. Stone's base salary will be at a rate of $84,000 per annum and he is entitled to receive an annual cash bonus of up to 5% of his then current base salary upon the achievement of certain performance targets established by the Company's Board of Directors. Mr. Stone has also received options to purchase a total of 100,000 shares of the Company's common stock at an exercise price of $1.625 per share. One third of such options vest on each December 31, 2001, 2002 and 2003. The employment agreement with Mr. Stone contains other customary provisions including severance arrangements and confidentiality provisions.

         As of April 14, 2000, the Company entered into an employment agreement with Anthony Crouch, pursuant to which Mr. Crouch has agreed to serve as the Company's Director of MES Software Development for a period of three (3) years. Mr. Crouch's base salary will be at a rate of $84,000 per annum and he is entitled to receive an annual cash bonus of up to 5% of his then current base salary upon the achievement of certain performance targets established by the Company's Board of Directors. Mr. Crouch has also received options to purchase a total of 100,000 shares of the Company's common stock at an exercise price of $1.625 per share. One third of such options vest on each December 31, 2001, 2002 and 2003. The employment agreement with Mr. Crouch contains other customary provisions including severance arrangements and confidentiality provisions.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. See "Compensation of Directors and Executive Officers."

                                            Amount and
                                            Nature of                 Percentage
      Name and Address                      Beneficial                (%) of
      of Beneficial Owner(1)                Ownership(2)              Class(2)
      ----------------------                -------------             --------

    John D. Richardson(4)                   3,260,000(5)                53.2%

    David Birk(6)                               7,000(7)                  *

    William Nyman(8)                           91,200(9)                 1.5%

    Keith Frantz(10)                           22,800                     *

    Ian Stone(11)                             571,550                    9.3%

    Anthony Crouch(12)                        510,312                    8.3%

    All officers and directors as a         4,462,862(5)(7)(9)          71.9%
    Group (4 persons)

------------
* represents less than 1% of the total number of shares of the Company's Common Stock outstanding

1. Unless noted otherwise, the address for such person is c/o Cimnet, Inc., 946 West Penn Avenue, Robesonia, PA 19551
2. Unless noted otherwise, all shares indicated as beneficially owned are held of record by and the right to vote and transfer such shares lies with the person indicated. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days.
3.       Calculated based upon 6,123,131 shares of common stock outstanding.
4.       Mr. Richardson is our founder, Chairman of the Board, Chief Executive
         Officer.
5. Mr. Richardson disclaims beneficial ownership of an aggregate of 55,000 shares of Common Stock beneficially owned by his children and his parents.
6.       Mr. Birk is a director of our company.
7. Includes options exercisable for 2,000 shares of the Company's common stock at an exercise price of $1.50 per share.
8. Mr. Nyman is a director and the Vice President of Integration Services of our company.

9. Includes options exercisable for 80,000 shares of the Company's common stock at an exercise price of $1.12 per share.
10.      Mr. Frantz is the Vice President-Development of our company.
11.      Mr. Stone is the Executive Vice President of our Company.
12.      Mr. Crouch is the Director of MES of our Company.


                                  PROPOSAL TWO

                        AMENDMENT OF THE 1999 STOCK PLAN

         At the 1999 Annual Meeting of Stockholders, the Company's stockholders approved the adoption of the Company's 1999 Stock Plan (the "1999 Plan"). The 1999 Plan authorize up to 1,000,000 shares of Company common stock for grants of non-qualified and incentive stock options. In April 2001, the Company's Board of Directors amended the 1999 Plan, subject to stockholder approval, to authorize 300,000 additional shares for future awards (the "1999 Plan Proposal").

         Because of the limited number of remaining shares that may be granted under the 1999 Plan, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. Authorization of these additional shares will allow grants to employees, consultants and directors in furtherance of the Company's goal of continuing to achieve significant gains in stockholder value and operating results.

         The Company intends to continue awarding options in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates. The following is a summary of the principal features of the 1999 Plan. The summary is qualified in its entirety be reference to the complete text of the 1999 Plan, as proposed to be amended. The proposed amendment to the 1999 Plan is set forth as Annex A to this Proxy Statement.

DESCRIPTION OF THE 1999 PLAN

         The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 1999 Plan is 1,000,000 shares. The 1999 Plan Proposal would authorize the use of up to an additional 300,000 shares of the Company's common stock for a total of 1,300,000 shares being subject of the 1999 Plan. Shares issuable under the 1999 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

         Options granted under the 1999 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code (the "Code") or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee.

         The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

         Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Awards under the 1999 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         The Board may amend, alter, suspend, discontinue or terminate the 1999 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 1999 Plan may materially impair the rights of any participant with respect to any award without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1999 Plan shall terminate ten (10) years after adoption by the shareholders.

RECOMMENDATION OF BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1999 PLAN PROPOSAL. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED 1999 PLAN.


                                 PROPOSAL THREE

         RATIFICATION OF SELECTION OF THE FIRM OF GRANT THORNTON LLP AS
                 INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

         The Board of Directors upon recommendation of the members of the Audit Committee, concluded that the continued engagement of Grant Thornton LLP as the Company's independent public accountants for the 2001 fiscal year was in the best interests of the Company. The Board of Directors recommends that stockholders ratify its choice of Grant Thornton LLP.

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Grant Thornton LLP as independent public accountants for the Company. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the proposed amendment.

UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 2001 Annual Meeting of Stockholders, that proposal must be presented to the Company's secretary prior to December 1, 2001.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                        CIMNET, INC.


May 1, 2001                             By: /s/ JOHN D. RICHARDSON
                                            ------------------------------------
                                            John D. Richardson, Chairman of the
                                            Board and Chief Executive Officer

                                                                         ANNEX A
                                  CIMNET, INC.
                                 1999 STOCK PLAN


         Cimnet, Inc. Stock Plan (the "1999 Plan") is hereby amended as follows:

         1. Section 3 of the 1999 Plan is amended to read as follows:

         SECTION 3. STOCK SUBJECT TO THE PLAN. The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan shall not exceed in the aggregate 1,300,000 shares as such Common Stock was constituted on the effective date of the Plan. If any option granted under the Plan shall expire, be surrendered, exchanged for another option, canceled, or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of the Plan, including for replacement options which may be granted in exchange for such surrendered, canceled, or terminated options.

         2. Except as expressly amend, the provisions of the Plan shall remain in full force and effect.

         3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and stockholders of the Company.

                                          Adopted by the Board of Directors
                                          this 30th day of March, 2001




                                          Approved by the Stockholders
                                          this _____ day of May, 2001

CIMNET, INC.                                                               PROXY
                                  CIMNET, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING EITHER THE PROXY (THE "PROXY") [FOR] OR [AGAINST] BOX NEXT TO EACH OF THE THREE (3) PROPOSALS

                  THE UNDERSIGNED HEREBY APPOINT(S) MR. JOHN RICHARDSON WITH THE POWER OF SUBSTITUTION AND RESUBSTITUTION TO VOTE ANY AND ALL SHARES OF CAPITAL STOCK OF CIMNET, INC., (THE "COMPANY") WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE AS FULLY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT AT THE ANNUAL MEETING OF THE COMPANY, TO BE HELD ON MAY 31, 2001, AT 10:00 A.M. LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, HEREBY REVOKING ANY PRIOR PROXIES TO VOTE SAID STOCK, UPON THE FOLLOWING ITEMS MORE FULLY DESCRIBED IN THE NOTICE OF ANY PROXY STATEMENT FOR THE ANNUAL MEETING (RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED):


1.     ELECTION OF DIRECTORS

                VOTE

[ ]             FOR ALL NOMINEES LIST BELOW EXCEPT AS MARKED TO THE
                CONTRARY BELOW

[ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE
                NOMINEE'S NAME BELOW.)

[ ]             ABSTAIN

JOHN RICHARDSON, DAVID BIRK AND WILLIAM NYMAN.

2.     AMENDMENT OF THE 1999 STOCK PLAN

[ ]             FOR THE AMENDMENT OF THE 1999 STOCK PLAN

[ ]             WITHHOLD AUTHORITY

[ ]             ABSTAIN

3. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR FISCAL YEAR 2001.

[ ]             FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP

[ ]             WITHHOLD AUTHORITY

[ ]             ABSTAIN

                  THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE THREE (3) NOMINEES NAMED IN ITEM 1, THE AMENDMENT OF THE 1999 STOCK PLAN IN ITEM 2, AND THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR FISCAL YEAR 2001 IN ITEM 3.

                  IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                  PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING POSTAGE PRE-PAID ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CIMNET, INC.

                                      DATED:
                                            ------------------------------------


                                      ------------------------------------------
                                      SIGNATURE

                                      ------------------------------------------
                                      SIGNATURE IF JOINTLY OWNED:

                                      ------------------------------------------
                                      PRINT NAME:

PLEASE SIGN EXACTLY AS THE NAME APPEARS ON YOUR STOCK CERTIFICATE. WHEN SHARES OF CAPITAL STOCK ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OR CORPORATE OFFICER, PLEASE INCLUDE FULL TITLE AS SUCH. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A CORPORATION, SIGN IN THE FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A PARTNERSHIP, SIGN IN THE NAME OF THE PARTNERSHIP BY AN AUTHORIZED OFFICER.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE